SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                  Date of Report
                  (Date of earliest
                  event reported):        September 26, 1995


                               Giddings & Lewis, Inc.
             (Exact name of registrant as specified in its charter)


     Wisconsin                       0-17873                   39-1643189
   (State or other              (Commission File             (IRS Employer
   jurisdiction of                   Number)              Identification No.)
   incorporation)


                   142 Doty Street, Fond du Lac, Wisconsin 54935
          (Address of principal executive offices, including zip code)


                                 (414) 921-9400
                         (Registrant's telephone number)

   Item 5.     Other Events.

          On September 26, 1995, Giddings & Lewis, Inc. (the "Company") agreed to sell $100,000,000 principal amount of its 7-1/2% Notes Due 2005 (the "Notes") in a public offering through CS First Boston Corporation. The closing for the sale of the Notes is scheduled for October 2, 1995. The Notes are registered on a Registration Statement on Form S-3 (Registration No. 33-61237) as filed with the Securities and Exchange Commission. Final versions of the Terms Agreement, by and between the Company and CS First Boston Corporation, the Underwriting Agreement incorporated into the Terms Agreement by reference and the Officer's Certificate creating the Notes are filed herewith.


   Item 7.     Financial Statements and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits.

               The exhibits listed in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   GIDDINGS & LEWIS, INC.



   Date:  September 26, 1995       By:  /s/ Richard C. Kleinfeldt
                                        Richard C. Kleinfeldt
                                        Vice President-Finance, Secretary
                                          and Chief Financial Officer

                             GIDDINGS & LEWIS, INC.

                            EXHIBIT INDEX TO FORM 8-K
                         Report Dated September 28, 1995

                             Exhibit

        (2)      Terms Agreement, dated as of September
                 26, 1995, by and between Giddings &
                 Lewis, Inc. and CS First Boston
                 Corporation, and the Underwriting
                 Agreement incorporated by reference
                 therein.

        (4)      Officer's Certificate, dated as of
                 September 26, 1995, executed and
                 delivered in connection with the
                 issuance and sale of Giddings & Lewis,
                 Inc.'s 7-1/2% Notes Due 2005.

        (12)     Statement re computation of ratios of
                 earnings to fixed charges.